UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 28, 2018

CROSSROADS LIQUIDATING TRUST

(Exact name of registrant as specified in its chapter)

Maryland	000-53504	82-6403908
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

128 N. 13th Street, Suite #1100 Lincoln, Nebraska 68508 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code (402) 261-5345

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On March 28, 2018, Crossroads Liquidating Trust (the “Trust”) issued a letter to its beneficiaries (the “Beneficiary Letter”) regarding the filing of its Annual Report on Form 10-K for the year ended December 31, 2017 with the U.S. Securities and Exchange Commission.

A copy of the Trust’s Beneficiary Letter, is attached as Exhibit 99.1, and is incorporated herein by this reference.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

99.1	Beneficiary Letter dated March 28, 2018

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROSSROADS LIQUIDATING TRUST

Date: March 28, 2018	By:	/s/ Ben H. Harris
Ben H. Harris
Administrator

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